UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 24, 2008

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky  41011
(Address of principal executive offices)   (Zip Code)

P.O. Box 391, Covington, Kentucky  41012-0391
(Mailing Address)   (Zip Code)

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On July 24, 2008, Ashland Inc. will include the information contained in exhibits 99.1-99.16, and graphic images thereof, on the “Investor Center” section of its website located at www.ashland.com, or in employee communications.

Ashland is furnishing the information pursuant to the Securities and Exchange Commission’s (“SEC”) Regulation FD. The information contained in exhibits 99.1-99.15 is summary information concerning key metrics for Ashland’s operating segments.  The information contained in exhibit 99.16 is summary information concerning certain working capital components, expressed as a percentage of annualized sales for Ashland on a monthly basis for June 2008, as used for certain internal measurement purposes.  The information is intended to be considered in the context of Ashland’s SEC filings and other public announcements that Ashland may make from time to time.  Included in the financial information are the effects of changes in Ashland’s accounting methodology as a result of the implementation of Ashland’s enterprise resource planning (“ERP”) system.  The new ERP system allows Ashland to report business results from certain foreign jurisdictions (which were previously on different computer systems) at the same time as North American operations.  Previously this information was available only on a one-month lag. As a result of this change, operations in these non-North American jurisdictions generated thirteen months of business results in fiscal 2007.  The change had an effect on business results reported in August and September 2007 and will continue to have an effect on any 12 month rolling average business results that contain August and September 2007 information. A summary of the effect on the rolling averages for June 2008 results is as follows:

Exhibit		June 2008
99.1	Ashland Distribution Sales / Shipping Day	No Change
99.2	Ashland Distribution Revenue	No Change
	Ashland Distribution Revenue - 12 Month Rolling Average	4
99.3	Ashland Distribution Gross Profit - 3 Month Rolling Average	No Change
	Ashland Distribution Gross Profit - 12 Month Rolling Average	No Change
99.4	Ashland Performance Materials Sales / Shipping Day	No Change
99.5	Ashland Performance Materials Revenue	No Change
	Ashland Performance Materials Revenue - 12 Month Rolling Average	4.6
99.6	Ashland Performance Materials Gross Profit - 3 Month Rolling Average	No Change
	Ashland Performance Materials Gross Profit - 12 Month Rolling Average	-0.1%
99.7	Ashland Water Technologies Sales / Shipping Day	No Change
99.8	Ashland Water Technologies Revenue	No Change
	Ashland Water Technologies Revenue - 12 Month Rolling Average	3.5
99.9	Ashland Water Technologies Gross Profit - 3 Month Rolling Average	No Change
	Ashland Water Technologies Gross Profit - 12 Month Rolling Average	No Change
99.10	Valvoline Premium Lubricants % of Branded Volume	No Change
99.11	Valvoline Revenue	No Change
	Valvoline Revenue - 12 Month Rolling Average	0.1
99.12	Valvoline Gross Profit - 3 Month Rolling Average	No Change
	Valvoline Gross Profit - 12 Month Rolling Average	No Change
99.13	Valvoline Lubricant Sales Gallons	No Change
99.14	VIOC 12 Month Rolling Average Sales	No Change

By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report.  Ashland reserves the right to discontinue the availability of the data in the attached exhibits.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
99.1	Website data concerning Ashland Distribution’s average sales per shipping day
99.2	Website data concerning Ashland Distribution’s revenue
99.3	Website data concerning Ashland Distribution’s gross profit
99.4	Website data concerning Ashland Performance Materials’ average sales per shipping day
99.5	Website data concerning Ashland Performance Materials’ revenue
99.6	Website data concerning Ashland Performance Materials’ gross profit
99.7	Website data concerning Ashland Water Technologies’ average sales per shipping day
99.8	Website data concerning Ashland Water Technologies’ revenue
99.9	Website data concerning Ashland Water Technologies’ gross profit
99.10	Website data concerning Valvoline’s premium lubricants % of branded volume
99.11	Website data concerning Valvoline’s revenue
99.12	Website data concerning Valvoline’s gross profit
99.13	Website data concerning Valvoline’s lubricant sales gallons
99.14	Website data concerning Valvoline Instant Oil Change’s twelve month rolling average sales
99.15	Ashland Distribution's non-GAAP metric information
99.16	Website data concerning Ashland Inc.'s operating segment trade working capital

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.
(Registrant)

July 24, 2008	/s/ Lamar M. Chambers
Lamar M. Chambers
Senior Vice President,
Chief Financial Officer and Controller

 EXHIBIT INDEX

99.1	Website data concerning Ashland Distribution’s average sales per shipping day
99.2	Website data concerning Ashland Distribution’s revenue
99.3	Website data concerning Ashland Distribution’s gross profit
99.4	Website data concerning Ashland Performance Materials’ average sales per shipping day
99.5	Website data concerning Ashland Performance Materials’ revenue
99.6	Website data concerning Ashland Performance Materials’ gross profit
99.7	Website data concerning Ashland Water Technologies’ average sales per shipping day
99.8	Website data concerning Ashland Water Technologies’ revenue
99.9	Website data concerning Ashland Water Technologies’ gross profit
99.10	Website data concerning Valvoline’s premium lubricants % of branded volume
99.11	Website data concerning Valvoline’s revenue
99.12	Website data concerning Valvoline’s gross profit
99.13	Website data concerning Valvoline’s lubricant sales gallons
99.14	Website data concerning Valvoline Instant Oil Change’s twelve month rolling average sales
99.15	Ashland Distribution's non-GAAP metric information
99.16	Website data concerning Ashland Inc.'s operating segment trade working capital